UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Altria Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ALTRIA GROUP, INC. 2024 Annual Meeting May 16, 2024 9:00 a.m., Eastern Time Vote by May 15, 2024 11:59 p.m., Eastern Time You invested in ALTRIA GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 16, 2024. Vote Virtually at the 2024 Annual Meeting* May 16, 2024 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/ALTRIA2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V28113-P04070-Z86795 Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 online OR you can receive a free paper or email copy of the materials by requesting prior to May 2, 2024. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your 16-digit control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Meeting Information The company will be hosting the 2024 Annual Meeting solely via the Internet. You are entitled to participate in the meeting if you were a shareholder of record as of the close of business on March 25, 2024. To attend and participate in the meeting, please visit www.virtualshareholdermeeting.com/ALTRIA2024 and enter the 16-digit control number identified in the box below. ALTRIA GROUP, INC. 6601 W. BROAD STREET RICHMOND, VA 23230-1723

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V28114-P04070-Z86795 1. Election of Directors 1c. R. Matt Davis 1a. Ian L.T. Clarke 1d. William F. Gifford, Jr. 1b. Marjorie M. Connelly 1e. Debra J. Kelly-Ennis 1f. Kathryn B. McQuade 1g. George Muñoz 1h. Virginia E. Shanks 1i. Ellen R. Strahlman 1j. M. Max Yzaguirre 2. Ratification of the Selection of Independent Registered Public Accounting Firm 4. Shareholder Proposal - Report on Congruence of Political and Lobbying Expenditures with the Company’s Vision, Responsibility Focus Areas and Cultural Aspiration 6. Shareholder Proposal - Director Election Resignation Bylaw Proposal 5. Shareholder Proposal - Report Assessing the Benefits to Altria of Extended Producer Responsibility Laws for Spent Tobacco Filters for Tobacco Companies Operating in the U.S. Market For For For For For For For For For For For For 3. Non-Binding Advisory Vote to Approve the Compensation of Altria’s Named Executive Officers Against Against Against